UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: December 14, 2006
(Date of earliest event reported)

                    Morgan Stanley Capital I Trust 2006-IQ12
                    ----------------------------------------
                         (Exact name of issuing entity)

                        LaSalle Bank National Association
                        ---------------------------------
               (Exact name of sponsor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)

                    Prudential Mortgage Capital Funding, LLC
                    ----------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware                333-130684-21                 13-3291626
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)              File No.)                Identification No.)

1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number, including area code   (212) 761-4000
                                                  ------------------------------

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.
           ------------

      Item 8.01 of the Depositor's Current Report form on Form 8-K/A, Pooling and Servicing Agreement (as defined below), filed on January 5 2007, is hereby amended by the First Amendment to the Pooling and Servicing Agreement, dated July 19, 2007.

      On December 14, 2006, a single series of mortgage pass-through certificates, entitled Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-IQ12 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of December 1, 2006, among Morgan Stanley Capital I Inc., as depositor (the "Registrant"), Capmark Finance Inc., as general master servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, ARCap Servicing, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as paying agent and certificate registrar. The Certificates consist of 30 classes (each, a "Class") of Certificates, 15 of which Classes are designated as the "Class A-1 Certificates," the "Class A-1A Certificates," the "Class A-2 Certificates," the "Class A-NM Certificates," the "Class A-3 Certificates," the "Class A-AB Certificates," the "Class A-4 Certificates," the "Class A-M Certificates," the "Class A-MFL Certificates," the "Class A-J Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates," the "Class F Certificates," (collectively, the "Offered Certificates"); and 15 of which Classes are designated as the "Class X-1 Certificates," the "Class X-2 Certificates," the "Class X-W Certificates," the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class Q Certificates," the "Class S Certificates" and the "Class EI Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 269 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,730,307,529. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "LaSalle Mortgage Loans") were acquired by the Registrant from LaSalle Bank National Association ("LaSalle") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and LaSalle, certain of the Mortgage Loans (the "MSMC Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMC") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and MSMC, certain of the Mortgage Loans (the "Suntrust Mortgage Loans") were acquired by the Registrant from Suntrust Bank ("SunTrust") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and SunTrust, certain of the Mortgage Loans (the "Prudential Mortgage Loans") were acquired by the Registrant from Prudential pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and Prudential Mortgage Capital Funding, LLC ("Prudential") and certain of the Mortgage Loans (the "MM Mortgage Loans") were acquired by the Registrant from Massachusetts Mutual Life Insurance Company ("MM") pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between the Registrant and MM, certain of the Mortgage Loans. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to LaSalle, MSMC, SunTrust, Prudential and MM, was derived from the sale of Certificates by the Registrant to Morgan Stanley & Co. Incorporated ("MS&Co"), LaSalle Financial Services, Inc. ("LaSalle FS"), Greenwich Capital Markets, Inc. ("Greenwich"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and SunTrust Capital Markets, Inc. ("SunTrust Capital") pursuant to the Underwriting Agreement attached hereto as
Exhibit 1.1, dated December 14, 2006, among the Registrant, MS&Co, LaSalle FS, Greenwich, Merrill Lynch and SunTrust Capital (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated December 14, 2006, among the Registrant and MS&Co (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The net proceeds of the sale of the Private Certificates were applied to the purchase of the Mortgage Loans from LaSalle, MSMC, SunTrust, Prudential and MM. On December 14, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated December 14, 2006, supplementing the Prospectus, dated December 14, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.       Description
-----------       -----------

(1.1) Underwriting Agreement, dated December 14, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley & Co. Incorporated, LaSalle Financial Services, Inc., Greenwich Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and SunTrust Capital Markets, Inc.

(4.1) Pooling and Servicing Agreement, dated December 1, 2006, among Morgan Stanley Capital I Inc., as depositor, Capmark Finance Inc., as general master servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, ARCap Servicing, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as paying agent and certificate registrar.

(4.2) First Amendment to Pooling and Servicing Agreement, dated July 19, 2007, among Morgan Stanley Capital I Inc., as depositor, Capmark Finance Inc., as general master servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer, ARCap Servicing, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as paying agent and certificate registrar to the Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, the General Master Servicer, the Prudential Master Servicer, the Special Servicer, the Trustee and the Paying Agent.

(99.1) Mortgage Loan Purchase Agreement, dated as of December 14, 2006, between Morgan Stanley Capital I Inc. and LaSalle Bank National Association.

(99.2) Mortgage Loan Purchase Agreement, dated as of December 14, 2006, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Inc.

(99.3) Mortgage Loan Purchase Agreement, dated as of December 14, 2006, between Morgan Stanley Capital I Inc. and SunTrust Bank.

(99.4) Mortgage Loan Purchase Agreement, dated as of December 14, 2006, between Morgan Stanley Capital I Inc. and Prudential Mortgage Capital Funding, LLC.

(99.5) Mortgage Loan Purchase Agreement, dated as of December 14, 2006, between Morgan Stanley Capital I Inc. and Massachusetts Mutual Life Insurance Company.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORGAN STANLEY CAPITAL I INC.

Date: August 2, 2007

                                   By: //s// Anthony S. Sfarra
                                      ------------------------------------------
                                      Name:  Anthony S. Sfarra
                                      Title: Executive Director

                                  Exhibit Index
                                  -------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

1.1             Underwriting Agreement                            E

4.1             Pooling and Servicing Agreement                   E

4.2             First Amendment to Pooling and Servicing          E
                Agreement

99.1            LaSalle Mortgage Loan Purchase Agreement          E

99.2            MSMC Mortgage Loan Purchase Agreement             E

99.3            SunTrust Mortgage Loan Purchase Agreement         E

99.4            Prudential Mortgage Loan Purchase                 E
                Agreement

99.5            MM Mortgage Loan Purchase Agreement               E